Exhibit 10.15
AMENDMENT NO. 1 TO GAS TRANSPORTATION CONTRACT
     THIS AGREEMENT entered into on November 1, 2003, by and between ENBRIDGE PIPELINE (Alatenn), INC., hereinafter referred to as “Transporter”, and THE CITY OF DECATUR, ALABAMA, hereinafter referred to as “Shipper”;
W I T N E S S E T H :
     WHEREAS, Transporter and Shipper are parties to that certain FT Contract No. 6050 dated November 1, 1997 (Contract), relating to the firm transportation of natural gas; and
     WHEREAS, Transporter and Shipper desire to amend the Contract as set out below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:
A.	Effective November 1, 2004, Paragraph 1.1 of ARTICLE I is deleted in its entirety and replaced by the following:

“1.1 TRANSPORTATION QUANTITY — shall mean the Maximum Daily Quantity (“MDQ”) of gas which Transporter agrees to receive and transport, subject to Article II herein, for the account of Shipper hereunder, which on each day shall be 500 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit(s) A-1 and B-1 attached hereto.”

B.	Effective November 1, 2004, Paragraph 14.1 of ARTICLE XIV is deleted in its entirety and replaced by the following:

“14.1 The term of the contract shall commence November 1, 1997 and shall continue in full force and effect until November 1, 2007 (the “Primary Term”). Providing Shipper is paying Transporter’s Maximum FT transportation rate, the term of this Contract shall continue after the Primary Term for successive periods of one (1) year each (the “Renewal Terms”), unless terminated as of the end of any such Primary Term or Renewal Term by written notice given by either party to the other not less than twelve (12) months prior to the end of any such term. If the FERC or other governmental body having jurisdiction over the service rendered pursuant to the Contract authorizes abandonment of such service, this Contract shall terminate on the abandonment date permitted by the FERC or such other governmental body.

C.	Effective November 1, 2004, Exhibit A and Exhibit B are deleted and replaced by Exhibit A-1 and Exhibit B-1.

Signature page to Amendment No. 1 to Gas Transportation Contract dated November 1, 1997 between
ENBRIDGE PIPELINE (Alatenn), INC. and THE CITY OF DECATUR, ALABAMA
     IN WITNESS WHEREOF, this Agreement has been executed by the parties to be effective as of the date first written above.

TRANSPORTER:

ENBRIDGE PIPELINE (Alatenn), INC.

By:	/s/ Terrence L. McGill

Name: Terrance L. McGill

Title:	Vice-President Commercial Activity

Date:	10-27-03

SHIPPER:

THE CITY OF DECATUR, ALABAMA

By:	/s/ Kem M. Carr

Name:	Kem M. Carr

Title:	General Manager

Date:	10-23-03

REVISED EXHIBIT “A-1”
TO FIRM GAS TRANSPORTATION CONTRACT
DATED NOVEMBER 1, 1997
BETWEEN
ENBRIDGE PIPELINE (Alatenn), INC.
AND
THE CITY OF DECATUR, ALABAMA
CONTRACT NO. 6050
PRIMARY POINT(S) OF RECEIPT

		MAXIMUM
METER NO.	DESCRIPTION	Dth/day
10160	TGP — BARTON, COLBERT COUNTY, AL	500
10040	TGP — CORINTH, ALCORN COUNTY, MS	500
10060	CGT — CORINTH, ALCORN COUNTY, MS	500
10180	TRl GAS — TETCO, COLBERT COUNTY, AL	500

REVISED EXHIBIT “B-1”
TO FIRM GAS TRANSPORTATION CONTRACT
DATED NOVEMBER 1, 1997
BETWEEN
ENBRIDGE PIPELINE (Alatenn), INC.
AND
THE CITY OF DECATUR, ALABAMA
CONTRACT NO. 6050
PRIMARY POINT(S) OF DELIVERY

METER NO.	DESCRIPTION	MAXIMUM VOLUME
10600	DECATUR DELIVERY	500